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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Form S-3 Registration Statement and related Prospectus of SuperGen, Inc. for the registration of 136,130 shares of its common stock of our report dated January 31, 1996 with respect to the financial statements of Sparta Pharmaceuticals, Inc. included in SuperGen, Inc.'s Form 8-K dated August 26, 1999.

                                        /s/ ERNST & YOUNG LLP

Raleigh, North Carolina
January 19, 2000